EXHIBIT 10.39

                       SECOND LOAN MODIFICATION AGREEMENT

         THIS SECOND LOAN MODIFICATION AGREEMENT ("Agreement") is entered into the 1st day of October, 2000, but effective as of October 1, 2000 by and between BIG BUCK BREWERY & STEAKHOUSE, INC., a Michigan corporation, f/k/a Michigan Brewery, Inc. ("Borrower"), and WAYNE COUNTY EMPLOYEES' RETIREMENT SYSTEM, a body politic of the State of Michigan ("Lender").

                                    RECITALS

         WHEREAS, on or about February 4, 2000, Lender (i) acquired certain loans to Borrower from Bank One, Michigan ("BANK ONE"), formerly known as NBD Bank, a Michigan banking corporation ("BANK ONE LOANS"), (ii) restructured and consolidated the Bank One Loans ("RESTRUCTURED LOAN"), and (iii) made an additional $5,876,114.74 loan to Borrower ("NEW LOAN").

         WHEREAS, the Restructured Loan is evidenced by that certain Amended, Restated and Consolidated Convertible Note dated February 4, 2000 in the principal amount of $1,623,885.26 given by Borrower in favor of Lender ("CONSOLIDATED NOTE").

         WHEREAS, the New Loan is evidenced by that certain 10% Convertible Secured Promissory Note Due February 2003 dated February 4, 2000 in the principal amount of $5,876,114.74 given by Borrower in favor of Lender ("CONVERTIBLE NOTE").

         WHEREAS, on or about August 21, 2000, Lender made an additional loan to Borrower in the principal amount of $1,500,000 ("Texas Loan"), which Texas Loan was evidenced by a Promissory Note in the principal amount of $1,500,000 dated August 21, 2000 given by Borrower in favor of Lender ("Texas Note"; and the Consolidated Note, the Convertible Note and the Texas Note are hereinafter collectively referred to as the "NOTES"), and in connection therewith entered into a Loan Modification Agreement and various other loan and security documents executed in connection therewith (collectively, the "First Modification Documents").

         WHEREAS, the Notes are secured or evidenced by:

                  (i) Mortgage (Future Advance) dated April 25, 1995 given by Borrower to Bank One, as recorded in Liber 586, Page 112, Otsego County Records, as amended by Amendment dated July 28, 1995, as recorded in Liber 591, Page 139, Otsego County Records, as assigned to Lender by Assignment of Mortgage dated February 4, 2000, as recorded in Liber 749, Page 302, Otsego County Records, as amended by that certain Second Amendment to Mortgage dated February 4, 2000, as recorded in Liber 749, Page 309, Otsego County Records and as further amended by that certain Third Amendment to Mortgage dated August 21, 2000, as recorded in Liber 772, Page 001, Otsego County Records (as amended, the "GAYLORD MORTGAGE"), which Gaylord Mortgage encumbers certain real property owned by Borrower in the City of Gaylord, Otsego County, Michigan ("GAYLORD PROPERTY");


                  (ii) Mortgage dated February 4, 2000, given by Borrower in favor of Lender as recorded in Liber 21160, Page 389, Oakland County Records, as amended by that certain First Amendment to Mortgage dated effective as of August 21, 2000 as recorded in Liber 21788, Page 775, Oakland County Records (as amended, "LEASEHOLD MORTGAGE", encumbering Borrower's leasehold interest in certain real property located in the City of Auburn Hills, Oakland County, Michigan ("AUBURN HILLS PROPERTY");

                  (iii) Common Stock Purchase Warrant dated February 4, 2000 executed by the Borrower;

                  (iv)     Subscription and Investment  Representation
                           Agreement for 10% Convertible Secured Promissory Note due February 2003 by and between Lender and Borrower;

                  (v) Security Agreement dated February 4, 2000 executed by Lender and Borrower;

                  (vi) Limited Partnership Interest Pledge and Security Agreement dated February 4, 2000 executed by Lender and Borrower;

                  (vii) Stock Pledge and Security Agreement dated February 4, 2000 executed by Lender and Borrower'

                  (viii) an Assignment of Real Estate Leases and Rents dated July 28, 1995, recorded in Liber 591, Page 144, Otsego County Records given by Borrower in favor of Bank One, as assigned to Lender by Assignment of Real Estate Leases and Rents dated February 4, 2000, as recorded in Liber 0749, Page 305, Otsego County Records and as amended (as amended, the "ASSIGNMENT");

                  (ix) Loan Agreement dated July 28, 1995 by and between Borrower and Bank One, as assigned to Lender; and

                  (ix) UCC Financing Statements and other loan documents with respect to the Notes and the documents executed in connection with the Bank One Loan.

(all of the documents described in this recital as amended by the First Modification Documents are hereinafter collectively referred to as the "Original Loan Documents");

         WHEREAS, the Consolidated Note matured by its terms on October 1, 2000 and Borrower requested, and Lender agreed, to extend the term of the Restructured Loan and Consolidated Note for an additional two year period from October 1, 2000 to October 1, 2002 ("GRAPEVINE PROPERTY").

         WHEREAS, in connection with the extension of the Restructured Loan term, Borrower is executing and delivering to Lender this Agreement;

         NOW, THEREFORE, as consideration of the foregoing it is hereby agreed that:

         1. RECITALS. The recitals set forth above are incorporated herein by reference and shall form a part of this Agreement.

         2. MODIFICATIONS. Subject to all the terms and conditions set forth in this Agreement, Lender is agreeing, INTER ALIA, to extend the term of the Restructured Loan and Consolidated Note until October 1, 2002.

(For convenience, the modification referred to in this Paragraph 2 is hereinafter referred to as the "MODIFICATION".)

         3.       BORROWERS ACKNOWLEDGEMENTS. As of October 10, 2000, there was
(i) $1,616,951.71 in principal owing under the Consolidated Note, (ii) $5,851,025.37 in principal owing under the Convertible Note and (iii) $1,500,000.00 in principal owing under the Texas Note, plus accrued but unpaid interest, costs and expenses and other obligations provided in the Loan Documents (all such obligations of Borrower to Lender are hereinafter collectively referred to as the "Obligations"). The Obligations are due and owing Lender without setoff, recoupment, defense, deduction, counterclaim, credit, allowance or adjustment, whether in law or equity, of any kind or nature.


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

         4.       MODIFICATION OF DOCUMENTS.

                  (a) ALLONGE. Borrower shall evidence its obligations to repay the Restructured Loan and the Consolidated Note in accordance with the Modification by executing and delivering to Lender an Allonge dated as of the effective date hereof ("ALLONGE"), in substantially the form of EXHIBIT A attached hereto;

                  (b) AMENDMENT TO GAYLORD MORTGAGE. The Gaylord Mortgage and Assignment shall be amended by a Fourth Amendment to Mortgage dated as of the date hereof to evidence the fact that the Gaylord Mortgage also secures the Consolidated Note, as amended by the Allonge, in substantially the form of EXHIBIT B attached hereto;

                  (c) AMENDMENT TO LEASEHOLD MORTGAGE. The Leasehold Mortgage shall be amended by a Second Amendment to Mortgage dated as of the effective date of this Agreement to evidence the fact that the Leasehold Mortgage secures the Consolidated Note, as amended by the Allonge, in substantially the form of EXHIBIT C attached hereto;

                  (d) RATIFICATION OR ACKNOWLEDGEMENT OF GUARANTEES. William Rolinski, Blair Murphy and Casimer Zaremba (collectively, the "GUARANTORS") shall confirm their guaranty obligations with respect to the Texas Loan by executing a Ratification of Guaranty or Acknowledgment in substantially the forms of EXHIBIT D attached hereto;

                  (e) MISCELLANEOUS. All such other documents and agreements reasonably required by Lender to effectuate the provisions of this Agreement.

(For convenience, this Agreement and all other documents executed in connection herewith are sometimes hereinafter collectively referred to as the "SECOND MODIFICATION DOCUMENTS", and the Original Loan Documents and the Second Modification Documents are sometimes hereinafter collectively referred to as the "Loan Documents".)

         5. REPRESENTATIONS, WARRANTIES, AGREEMENTS AND COMMENTS OF BORROWER. The Borrower represents, warrants and covenants to Lender that:

                  (a) Borrower is a corporation duly organized and validly existing under the laws of the State of Michigan; and

                  (b) Borrower has the full power and authority to execute and deliver this Agreement and the Second Modification Documents, which has been duly authorized by all necessary corporate action of Borrower. This Agreement is valid, binding and enforceable in accordance with its terms.

         6.       COSTS, EXPENSES, AND FEES.

                  (a) Borrower agrees to pay all Loan modification costs, fees and expenses of Lender's attorney and all out of pocket costs of Lender.

                  (b) Borrower agrees to pay Lender on or before the execution of this Agreement an extension fee with respect to the Restructured Loan in the amount equal to 25 basis points times the unpaid principal amount of the Restructured Loan.

         7. DOCUMENTS CONTINUE. Except as expressly modified and amended by the terms of this Agreement, all of the terms and conditions of the Loan Documents remain in full force and effect and are hereby ratified, confirmed and approved. If there is an express conflict between the terms of this Agreement and the terms of the Loan Documents, the terms of this Agreement shall govern and control.


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

         8. IMPAIRMENT OF COLLATERAL. The execution and delivery of this Agreement in no manner shall impair or affect any other security (by endorsement or otherwise) for the Obligations. No security taken heretofore or hereafter security for the Obligations shall impair in any manner or affect this Agreement. All present and future additional security is to be considered as cumulative security.

         9. DEFAULT. A default under any of the terms of this Agreement shall be a default under each of the Loan Documents and a default under any of the Loan Documents shall be a default under this Agreement.

         10.      MISCELLANEOUS.

                  (a) This Agreement constitutes the entire understanding of the parties with respect to the subject matter hereof and may be modified or amended only by a writing signed by the parties to be charged.

                  (b) This Agreement is governed by the internal laws of the State of Michigan (without regard to conflicts of the law of principles).

                  (c) This Agreement may be executed in counterparts, each of which shall be deemed an original, but together they shall constitute one and the same instrument, and facsimile copies of signatures shall be treated as original signatures for all purposes.

                  (d) This Agreement is binding on, and inure to the benefit of, the parties hereto and their respective successors and assigns.

                  (e) If any provision of this Agreement is in conflict with any applicable statutes or rule of law or otherwise unenforceable, such offending provision shall be null and void only to the extent of such conflict or unenforceability, but shall be deemed separate from and shall not invalidate any other provision of this Agreement.










                         [SIGNATURE BLOCK ON NEXT PAGE]


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

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.


                           BIG BUCK BREWERY & STEAKHOUSE, INC.,
                           a Michigan corporation,
                           (f/k/a Michigan Brewery, Inc.)


                           By:  /s/ William F. Rolinski
                              -------------------------------------------------
                           Print name:  William F. Rolinski
                                      -----------------------------------------
                                  Its:  President
                                      -----------------------------------------

                                                                 "Borrower"


STATE OF MICHIGAN          )
                           )SS
COUNTY OF OTSEGO           )

         On this 13th day of Oct., 2000, before me appeared William F. Rolinski as the President of Big Buck Brewery & Steakhouse, Inc., a Michigan corporation, f/k/a Michigan Brewery, Inc., on behalf of the corporation.


                           /s/ Diane M. House
                           ----------------------------------------------------
                           Print name:  Diane M. House
                                      -----------------------------------------
                           Notary Public Otsego County, State of MI
                                         --------------------------------------
                           My commission expires:  1-7-04
                                                 ------------------------------

                                                      [SEAL]










             [SIGNATURE PAGE FOR SECOND LOAN MODIFICATION AGREEMENT]


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


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.


                           WAYNE COUNTY EMPLOYEES' RETIREMENT SYSTEM, a body politic of the State of Michigan



                           By:  /s/ Ronald Yee
                              -------------------------------------------------
                           Print name:  Ronald Yee
                                      -----------------------------------------
                                  Its:  Director
                                      -----------------------------------------

                                                                 "Lender"


STATE OF MICHIGAN          )
                           ) ss.
COUNTY OF WAYNE            )

         The foregoing instrument was acknowledged before me this 23rd day of October, 2000 by Ronald Yee, the Director of Wayne County Employees' Retirement System, on behalf of the Lender.


                           /s/ Portia L. Chiles
                           ----------------------------------------------------
                           Print Name Portia L. Chiles
                                     ------------------------------------------
                           Notary Public Wayne County, Michigan
                                         --------------------------------------
                           My Commission Expires:  8-30-04
                                                 ------------------------------

                                                      [SEAL]


Exhibits:
     A   -    Allonge
     B   -    Fourth Amendment to Mortgage (Gaylord)
     C   -    Second Amendment to Mortgage (Auburn Hills)
     D   -    Ratifications of Guarantee



             [SIGNATURE PAGE FOR SECOND LOAN MODIFICATION AGREEMENT]



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